UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008 (April 7, 2008)

GLOBAL CLEAN ENERGY, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-30303	84-1255846
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 South Parker Rd #201 Denver, CO	80231
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 213-1287

3095 South Parker Road, #200, Aurora, CO 80014
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On April 7, 2008 Global Clean Energy, Inc. (the “Company”) entered into a Memorandum of Understanding (the “Agreement”) with UK Coal Mining Ltd. (“UK Coal”) pursuant to which the Company will undertake to remove and process the slurry and coal fines from a slurry lake in Pontifact, South Yorkshire, U.K. The Company and UK Coal will perform a trial (the “Trial”) removal of the slurry, and it is anticipated that the Trial will recover a minimum of 2,000 tons of slurry over a six-week period. If the Trial is successful, then UK Coal will pay the Company $10.00 per ton for any additional slurry that is removed; otherwise, UK Coal will have no further obligations under the Agreement with respect to slurry removal. The Company and UK Coal each has the right to terminate the Agreement upon three months notice.

In addition to the Agreement, on April 7, 2008, UK Coal and the Company executed a second Memorandum of Understanding (the “Second Agreement”) pursuant to which the Company will construct, develop and implement a plant near UK Coal’s Kellingley Colliery to transform dirty coal into clean synthetic gas. This Second Agreement provides that the plant will be capable of processing up to 125 tons per day of coal-based fuel. The Second Agreement also provides that after the plant is capable of processing 125 tons per day of coal-based fuel, then the parties will attempt to develop a second plant capable of processing 1,000 tons of coal-based fuel per day. The Company and UK Coal each has the right to terminate the Second Agreement upon three months notice.

On April 24, 2008, the Company engaged Cascades Engineering, Ltd. (“Cascades”), a Canadian entity with significant experience operating gasification plants, to build dredging machinery that utilizes the Company’s proprietary cyclonic dredging pump. The Company has been working with Cascades since December 2006 to develop independent waste-to-green energy conversion projects, and the Company will work with Cascades to fulfill its obligations under its contracts with UK Coal.

Item 7.01 Regulation FD Disclosure.

On May 19, 2008, the Company moved its principal executive office to 1241 South Parker Rd #201 Denver, CO.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Exhibits

Exhibit Number	Document
10.1	Memorandum of Understanding between Global Clean Energy, Inc. and UK Coal Mining Limited of Harworth Park, dated April 7, 2008.
10.2	Memorandum of Understanding between Global Clean Energy, Inc. and UK Coal Mining Limited of Harworth Park, dated April 7, 2008.
10.3	April 24, 2008 Purchase Order Between Global Clean Energy, Inc. and Cascades Engineering & Projects Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CLEAN ENERGY, INC.

Signature:   /s/ Kenneth Adessky
Name: Kenneth Adessky
Title: Chief Financial Officer

Dated: May 30, 2008

EXHIBIT INDEX

Exhibit Number	Document
10.1	Memorandum of Understanding between Global Clean Energy, Inc. and UK Coal Mining Limited of Harworth Park, dated April 7, 2008.
10.2	Memorandum of Understanding between Global Clean Energy, Inc. and UK Coal Mining Limited of Harworth Park, dated April 7, 2008.
10.3	April 24, 2008 Purchase Order Between Global Clean Energy, Inc. and Cascades Engineering & Projects Inc.